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                                                                    EXHIBIT 10.1

                           SECOND AMENDED AND RESTATED
                           COLLATERAL TRUST AGREEMENT

         THIS SECOND AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT, dated as of June 9, 1998 (this "Agreement"), is made by and among WestPoint Stevens Inc., a Delaware corporation (the "Borrower"), each of the Subsidiaries of the Borrower listed on the signature pages hereto (the "Borrower Subsidiaries", and together with the Borrower, the "Grantors"), NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A.), acting not in its individual capacity but solely as Trustee (in such capacity, being herein referred to as the "Trustee") under this Agreement for the Secured Parties, IBJ Schroder Bank & Trust Company, not in its individual capacity but solely as the Stevens Indenture Trustee as hereinafter defined, and each of the Banks which are signatories hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, certain of the Banks and other financial institutions entered into that certain Amended and Restated Credit Agreement dated as of November 23, 1994 (as amended from time to time, the "1994 Credit Agreement"), pursuant to which such lenders (the "1994 Banks") made available to the Borrower up to $350,000,000 of secured working capital facilities, such 1994 Credit Agreement amending and restating the terms and conditions of that certain Credit Agreement dated as of December 1, 1993 among the Borrower, Bankers Trust Company as the original administrative agent, and certain of the Banks and other financial institutions;

         WHEREAS, the 1994 Credit Agreement expanded the amount of the secured working capital facilities extended to the Borrower and provided for the substitution of NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A.) for Bankers Trust Company as the administrative agent with respect to such facilities;

         WHEREAS, WestPoint Pepperell, Inc., a Georgia corporation ("WPP") which was merged with and into the Borrower pursuant to the Merger, is a party to the Indenture dated as of March 1, 1987, as amended, modified and supplemented from time to time (the "Stevens Indenture"), between J. P. Stevens & Co., Inc. and IBJ Schroder Bank and Trust Company, as trustee (the "Stevens Indenture Trustee"), providing for $75,000,000 of 9% Sinking Fund Debentures due March 1, 2017;

         WHEREAS, in connection with the assumption by the Borrower of the obligations of WPP under the Stevens Indenture resulting from the Merger, the Borrower granted, and caused to be granted, certain liens to the holders of the Stevens Debentures;

         WHEREAS, in connection with the 1994 Credit Agreement, the Grantors, the Trustee, the 1994 Banks, and the Stevens Indenture Trustee executed that certain Amended and Restated Collateral Trust Agreement, dated as of November
23, 1994 (the "1994 Collateral Trust Agreement"), pursuant to which inter alia the Grantors reconveyed to the Trustee collateral interests in their respective properties and executed certain mortgages, deeds of trust, guaranties and other collateral documents, such agreement amending and restating the terms and conditions of that certain Collateral Trust Agreement, dated as of December 10, 1993 among the Grantors, Bankers Trust Company as the original trustee, the Stevens Indenture Trustee, and other parties thereto;
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         WHEREAS, as of even date herewith, the Administrative Agent, the Banks, the Borrower and certain of its foreign subsidiaries have entered into that certain Second Amended and Restated Credit Agreement (as amended from time to time, the "Restated Credit Agreement"), pursuant to which the Banks have agreed to increase the aggregate amount of secured working capital facilities available to the Borrower up to $550,000,000;

         WHEREAS, the Grantors, the Trustee, the Banks and the Stevens Indenture Trustee desire to amend and restate the terms and agreement governing the rights, powers and duties of the Trustee in light of the Restated Credit Agreement;

                              DECLARATION OF TRUST:

         NOW, THEREFORE, to secure, in accordance with the provisions of the Debt Instruments and the Collateral Documents, the payment, observance and performance of the Secured Debt and in consideration of the premises and the mutual agreements set forth herein, the Trustee does hereby declare that it holds or will hold as Trustee in trust under this Agreement all of its right, title and interest in, to and under all the following (and each Grantor hereby consents thereto) for the benefit of the Secured Parties:

                  (A) each Collateral Document accepted in writing by the Trustee and the Collateral granted to the Trustee thereunder;

                  (B) the share certificates evidencing the Pledged Stock delivered to, and accepted in writing by, the Trustee and the accompanying undated instruments of transfer duly executed in blank;

                  (C) each agreement or other document entered into and/or delivered, from time to time, pursuant to Section 5.2, Section 5.3,
         Section 8.6, Section 11.1(b) or Section 11.1(c) of this Agreement or pursuant to the terms of the Restated Credit Agreement or the Collateral Documents and in each case accepted by the Trustee in writing and the Collateral granted to the Trustee thereunder;

                  (D)      the Trust Agreement Collateral; and

                  (E)      the Proceeds of each of the foregoing.

         TO HAVE AND TO HOLD the Trust Estate unto the Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein and in the other Collateral Documents, and for the benefit of the Secured Parties and for the enforcement of the payment of all Secured Debt, and for the performance of and compliance with the covenants and conditions of the Debt Instruments and each of the Collateral Documents.
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         PROVIDED, HOWEVER, that these presents are upon the condition that if the Borrower or its successors or assigns shall satisfy all of the conditions set forth in Section 10 of this Agreement with respect to all or any part of the Collateral, as the case may be, then (if with respect to all of the Collateral) this Agreement, and the estates and rights assigned in the Collateral Documents, shall cease, terminate and be void or (if with respect to part of the Collateral) this Agreement, and the estates and rights assigned in the Collateral Documents, shall cease, terminate and be void with respect to such part of the Collateral; otherwise they shall remain and be in full force and effect.

         IT IS HEREBY FURTHER COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trust hereinafter set forth.

                                    SECTION 1

                                   DEFINITIONS

SECTION 1.1  Definitions.

         (a) As used in this Agreement, including the introductory provisions hereof, the following terms shall have the following meanings:

                  "Actionable Default" means a Collateral Event of Default which shall have occurred and be continuing.

                  "Additional Collateral Documents" means all stock pledge agreements, security agreements, mortgages (including leasehold mortgages), guaranties, and other documents executed and/or delivered by any Grantor after the date hereof, pursuant to Section 2.2 or 2.3(a) of this Agreement and accepted by the Trustee in writing, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms and with the terms hereof.

                  "Additional Grantors" has the meaning given in Section 2.2 of this Agreement.

                  "Additional Grantor Collateral" has the meaning given in
         Section 2.2 of this Agreement.

                  "Administrative Agent" or "Agent" means NationsBank, N.A., a national banking association, in its capacity as administrative agent under the Restated Credit Agreement and related documents, and its successors and assigns.

                  "Agreement" means this Second Amended and Restated Collateral Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
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                  "Authorized Officer" means the President or any Vice President of a Grantor or any of its Subsidiaries.

                  "Bank Obligations" means all of the indebtedness, obligations and liabilities existing on the date hereof or arising from time to time thereafter, whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Grantors to any Bank Secured Party under or in respect of any one or more of the Debt Instruments or the Collateral Documents.

                  "Bank Secured Party" means each Bank and the Administrative Agent.

                  "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. et seq., as the same may be amended from time to time, and any successor statute thereto.

                  "Banks" means the "Banks" as defined in the Restated Credit Agreement.

                  "Borrower" has the meaning given in the introduction to this Agreement.

                  "Borrower Subsidiaries" has the meaning given in the introduction to this Agreement.

                  "Business Day" means a day which is not a Saturday, Sunday or any other day on which the Trustee, the Administrative Agent or the Stevens Indenture Trustee is not open for business.

                  "Co-Agent Banks" means the "Co-Agent Banks" as defined in the Restated Credit Agreement.

                  "Collateral" means all property in which the Trustee has, or purportedly has, an interest (including, without limitation, a Lien) from time to time under this Agreement or one or more of the other Collateral Documents including, without limitation, the Grantor Collateral and the Additional Grantor Collateral.

                  "Collateral Account" has the meaning given in Section 7.1 of this Agreement.

                  "Collateral Documents" means the Initial Collateral Documents and the Additional Collateral Documents.

                  "Collateral Event of Default" means an "Event of Default" as defined in the Restated Credit Agreement and an "Event of Default" as defined in the Stevens Indenture; provided that any required notice thereof has been given and any grace periods provided for therein have expired.

                  "Consolidated Net Tangible Assets" means the total of all the assets appearing on the consolidated balance sheet of the Borrower and its Subsidiaries, less the following:

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                           (1)      current liabilities, including liabilities
                  for indebtedness maturing more than 12 months from the date of the original creation thereof but maturing within 12 months from the date of determination;

                           (2) reserves for depreciation and other asset valuation reserves;

                           (3) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet; and

                           (4) appropriate adjustments on account of minority interests of other persons holding stock in any Subsidiary of the Borrower.

         Consolidated Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Borrower and its Subsidiaries are engaged and which are approved by the independent accountants regularly retained by this Borrower, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

                  "Debt Instruments" means (i) the Restated Credit Agreement, any notes issued pursuant thereto and the other agreements, documents and instruments executed in connection therewith, and any amendments or restatements thereof, including, without limitation, the Restated Guaranties, and documents or instruments evidencing liabilities of the Grantors outstanding at any time under Hedge Agreements permitted by the Restated Credit Agreement, and (ii) the Stevens Indenture, the Stevens Debentures and the other documents and instruments executed in connection therewith.

                  "Discharge Notice" means a written notice, signed by an Authorized Officer of the Borrower, which requests a discharge of the Collateral Documents in accordance with the provisions of Section 10.2 of this Agreement and which certifies to the Trustee and the Secured Parties that:

                           (i) one of the events enumerated in Section 10.1(a)(i) or 10.1(a)(ii) of this Agreement has occurred (specifying which event), and

                           (ii) No Grantor Default shall exist after, or as a result of, the release of the Collateral.

                  "Distribution Dates" means the Business Days fixed by the Trustee for the distribution of all moneys held by the Trustee in the Collateral Account, the first of which shall occur within ninety (90) days after the giving of a Notice of Actionable Default which has not theretofore been withdrawn and the balance of which shall, so long as such Notice of Actionable Default shall not have been withdrawn, be on the corresponding date or, if the

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         corresponding date is not a Business Day, the next succeeding Business
         Day in each calendar month thereafter.

                  "Domestic Subsidiary" means a Subsidiary of the Borrower except a Subsidiary (a) which neither transacts any substantial portion of its business nor regularly maintains any substantial portion of its fixed assets within the States of the United States, or (b) which is engaged primarily in financing the operations of the Borrower or its Subsidiaries, or both, outside the States of the United States.

                  "Excluded Property" means (i) any real or personal property on which a Lien may not be granted to secure the Secured Debt pursuant to the terms of Industrial Revenue Bonds and Industrial Development Bonds permitted by the Restated Credit Agreement, (ii) any other property or interest leased or licensed to a Grantor with respect to which a Lien may not be granted to secure Secured Debt pursuant to terms of the applicable lease agreement or license agreement, unless any consents required to permit such Lien have been obtained, (iii) the real property identified on Schedule A hereto, (iv) the Borrower's power distribution system located in West Point, Georgia, (v) the capital stock of the Inactive Subsidiaries and of Finco, (vi) all Receivables of the Borrower and its Subsidiaries (other than the Permitted Receivables), whether now owned or hereafter acquired, as well as any related assets (including (a) all of the applicable seller's right, title and interest in and to the goods (including returned goods), if any, relating to the sale which gave rise to each Receivable that is, or is purported to be, sold, assigned, transferred, contributed or otherwise disposed of to Finco pursuant to the Permitted Receivables Financing, (b) all other security interests or liens and property subject thereto from time to time purporting to secure payment of each such Receivable, (c) all letters of credit, guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of each such Receivable and (d) all proceeds of each such Receivable and of the foregoing and all insurance payments that the seller or servicer of such Receivable applies in the ordinary course of business to amounts owed in respect of any such Receivable) sold, assigned, transferred, contributed or otherwise disposed of to Finco pursuant to the Permitted Receivables Financing,
         (vii) Inventory, to the extent an invoice has been sent to the purchaser thereof or such Inventory has otherwise been sold, (viii) the Finco Notes, and (ix) any patents or trademarks which have been abandoned by any Grantor as of the Closing Date or which are in the process of being sold by any Grantor as of the Closing Date.

                  "Finco" means WPS Receivables Corporation, a Delaware corporation, and any Subsidiaries of WPS Receivables Corporation which purchases Transferred Assets (as well as any related assets) from Finco pursuant to the Permitted Receivables Financing.

                  "Finco Notes" means the promissory notes issued by Finco to the Borrower and any of the Borrower's Subsidiaries as consideration for Transferred Assets and any amendment or restatement thereof on substantially similar terms for a period of one to five years.

                  "Foreign Subsidiary" has the meaning ascribed to such term in the Restated Credit Agreement.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Grantor Collateral" has the meaning given in Section 2.1 of this Agreement.

                  "Grantor Default" means a default, event of default or unmatured event of default as defined in any Debt Instrument or any Collateral Document.

                  "Grantors" has the meaning given in the introduction to this Agreement and shall include any Additional Grantors that become a party to this Agreement pursuant to Section 2.2.

                  "Inactive Subsidiary" means "Inactive Subsidiary" as defined in the Restated Credit Agreement and "Inactive Subsidiaries," means all Inactive Subsidiaries, collectively.

                  "Initial Collateral Documents" means this Agreement, the Restated Guaranties identified on Schedule B hereto, the Restated Stock Pledge Agreements identified on Schedule C hereto and all security agreements, mortgages (including leasehold mortgages) and other collateral or related documents executed and/or delivered by the Grantors prior to or on the date hereof and accepted by the Original Trustee or the Trustee (as the case may be) in writing, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms and with the terms hereof.

                  "Inventory" shall mean, inclusively, all goods, merchandise and other personal property, wherever located, now owned or hereafter acquired by a Grantor of every kind or description which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work-in-process or materials used or consumed or are to be used or consumed in such Grantor's business.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "Merger" means the merger prior to the date hereof of (i) Valley Fashions Subsidiary Corp. with and into the Borrower, (ii) WPP with and into Valley Fashions Tender Corp. and (iii) Valley Fashions Tender Corp. with and into the Borrower.

                  "Notice of Actionable Default" means a written certification addressed to the Trustee and the Borrower from the Administrative Agent or from or on behalf of the Required Banks or the Required Secured Parties certifying that an Actionable Default has occurred with respect to the Obligations.

                  "Obligations" means the Bank Obligations and the Stevens Indenture Obligations; provided, however, that for purposes of any mortgages executed pursuant to this Agreement with respect to any real property that is not a Principal Domestic Manufacturing Property, Obligations shall not include the Stevens Indenture Obligations.

                  "Original Administrative Agent" means Bankers Trust Company, a New York banking corporation, in its capacity as the original administrative agent, and its successors and assigns, under the Original Credit Agreement.

                  "Original Banks" means those financial institutions which were parties to the Original Credit Agreement, together with their respective successors and assigns.

                  "Original Credit Agreement" means that certain Credit Agreement, dated as of December 1, 1993, by and among the Borrower, the Original Administrative Agent, and the Original Banks.

                  "Original Collateral Trust Agreement" has the meaning given in the introduction to this Agreement.

                  "Original Trustee" means Bankers Trust Company, acting not in its individual capacity, but through its corporate trust department as trustee under the Original Collateral Trust Agreement.

                  "Permitted Receivables" means all Receivables of each of the Grantors other than the Transferred Assets.

                  "Permitted Receivables Financing" has the meaning ascribed to such term in the Restated Credit Agreement.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Pledged Stock" means, collectively, "Pledged Shares" as defined in each of the Restated Stock Pledge Agreements and any other shares of capital stock pledged pursuant to the Collateral Documents.

                  "Principal Domestic Manufacturing Property" means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing or processing and located in the United States, owned or leased by the Borrower or any Subsidiary of the Borrower, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 3/4 of 1% of Consolidated Net Tangible Assets, other than any such building, structure or other facility or portion thereof (i) which is a pollution control or other facility financed by obligations issued by a State or local governmental unit pursuant to Section 103(b)(4)(E), 103(b)(4)(F) or 103(b)(6) of the Internal Revenue Code of 1954, or any successor provision thereof; or (ii) which, in the opinion of the Board of

         Directors of the Borrower, is not of material importance to the total business conducted by the Borrower and its Subsidiaries as an entirety.

                  "Proceeds" means "proceeds" as defined in Section 9-306(1) of the Uniform Commercial Code as in effect in the relevant jurisdiction and, whether or not the following constitute proceeds under such section, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (ii) any and all other amounts from time to time paid or payable to, or for the account of, any Grantor upon the sale, exchange, collection or other disposition of any part of the Collateral, and (iii) any and all interest or dividends paid or distributed with respect to the Collateral. Notwithstanding any of the foregoing, the Receivables generated upon the sale of Inventory in the ordinary course of business shall not constitute Proceeds of such Inventory for purposes of this Agreement, except for the Permitted Receivables.

                  "Receivables" means presently existing and hereafter arising or acquired accounts receivable, notes, drafts, acceptances, choses in action and other forms of obligations and receivables relating in any way to inventory or arising from the sale of Inventory or the rendering of services by any Grantor or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto and all proceeds of insurance with respect thereto, together with all merchandise represented by any of the foregoing, all of such Grantor's rights as an unpaid vendor, all pledged assets and letters of credit, guaranty claims, liens and security interests (unless otherwise prohibited by the applicable terms thereof) held by or granted to such Grantor to secure payment of any of the foregoing and all books, customer lists, ledgers, records and files (whether written or stored electronically relating to any of the foregoing).

                  "Release Certificate" has the meaning given in Section 3.3 of this Agreement.

                  "Required Banks" means "Required Banks" as defined in the Restated Credit Agreement.

                  "Required Secured Parties" means, as of the date of determination thereof, Secured Parties having more than 50% of the aggregate principal amount of the Obligations then outstanding (treating the principal amount of any outstanding commitments to make loans under the Restated Credit Agreement as outstanding Obligations).

                  "Restated Credit Agreement" means that certain Second Amended and Restated Credit Agreement, dated as of even date with this Agreement, by and among inter alia the Borrower, the Administrative Agent, the Co-Agent Banks, and the other lending institutions listed therein, as the same may be amended, modified or supplemented from time to time, and shall also include any agreements pursuant to which indebtedness is incurred, the proceeds of which are used to refinance in full all indebtedness under the Restated Credit Agreement.

                  "Restated Guaranties" means the guaranties, and as the case may be, the amended and restated guaranties, of each of the Grantors identified on Schedule B hereto and the guaranty(ies) of any Additional Grantor(s), substantially in the form of Exhibit A hereto, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof and hereof.

                  "Restated Stock Pledge Agreements" means the pledge agreements, and as the case may be, the second amended and restated stock pledge agreements identified on Schedule C hereto and the Stock Pledge Agreement(s) of any Additional Grantor(s), in substantially the form of Exhibit B hereto, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms.

                  "Secured Debt" means, collectively, the Bank Obligations, the Stevens Indenture Obligations and the Trustee's Fees; provided, however, that with respect to any Restated Guaranty, Secured Debt shall not include the Stevens Indenture Obligations.

                  "Secured Party" means each Bank Secured Party and each holder of Stevens Debentures.

                  "Stevens Debentures" means the outstanding 9% Sinking Fund Debentures due March 1, 2017 issued pursuant to the Stevens Indenture.

                  "Stevens Indenture" has the meaning given in the premises to this Agreement.

                  "Stevens Indenture Collateral" means any Principal Domestic Manufacturing Property that is Collateral, any capital stock of any Domestic Subsidiary that is Pledged Stock and any notes, bonds, debentures or other similar evidences of indebtedness of any Domestic Subsidiary that is Collateral and all Proceeds of the foregoing. The Stevens Indenture Collateral as of the date hereof consists of the Principal Domestic Manufacturing Properties set forth on Schedule D hereto and of any stock and any evidences of indebtedness constituting Collateral of those Domestic Subsidiaries set forth on Schedule D hereto. The Trustee shall be entitled to rely on Schedule D, as it may be updated by written notice from the Borrower, as conclusive evidence of what constitutes Principal Domestic Manufacturing Properties and Domestic Subsidiaries.

                  "Stevens Indenture Obligations" means all of the indebtedness, obligations and liabilities existing on the date hereof or arising from time to time thereafter, whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Grantors to the holders of the Stevens Debentures under or in respect of the Stevens Indenture, the Stevens Debentures or any one or more of the Collateral Documents; provided, however, that the aggregate principal amount of the Stevens Indenture Obligations shall not exceed $75,000,000.

                  "Stevens Indenture Trustee" means IBJ Schroder Bank & Trust Company, as trustee under the Stevens Indenture and any successor trustee under the Stevens Indenture.

                  "Subsidiary" of any Person shall mean any corporation, partnership (limited or general), trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other Subsidiaries of such Person or any combination thereof.

                  "Supporting Documents" means all financing statements, opinions, officers certificates, title insurance policies, surveys, appraisals and other documents reasonably requested by the Trustee or the Administrative Agent in connection with the execution, delivery, filing, registering and/or recording of Additional Collateral Documents pursuant to Sections 2.2 and 2.3 of this Agreement, together with any such documents assigned to the Trustee by the Original Trustee.

                  "Transferred Assets" has the meaning ascribed to such term in the Restated Credit Agreement.

                  "Trust Agreement Collateral" has the meaning given in Section 7.2(a) of this Agreement.

                  "Trust Estate" means (i) the Collateral Documents, (ii) the Collateral and (iii) the Proceeds of any and all Collateral Documents and Collateral.

                  "Trustee" has the meaning given in the introduction to this Agreement and shall include the Trustee's successors and assigns hereunder.

                  "Trustee's Fees" means all fees, costs, expenses and other claims of the Trustee of the types described in Sections 8.2, 8.3, 8.4, and 8.5 of this Agreement.

                  "WPP" has the meaning given in the premises to this Agreement.

                  "1994 Collateral Trust Agreement" has the meaning given in the premises to this Agreement.

         (b) Terms not otherwise defined herein which are defined in or used, in Article 9 of the Uniform Commercial Code as in effect in the relevant jurisdiction shall herein have the meanings given to them in said Article 9.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and all section references herein are to this Agreement unless otherwise specified.

                                    SECTION 2

                               SECURITY INTERESTS

SECTION 2.1 Grant of Certain Security Interests.

         (a) As a restatement and reaffirmation of the pledges, grants, transfers and assignments made by each Grantor pursuant to the Original Collateral Trust Agreement and the 1994 Collateral Trust Agreement, and as collateral security for the prompt and complete payment and performance when due of all of the Secured Debt, each Grantor does hereby pledge, assign and transfer unto the Trustee for itself hereunder and for the ratable benefit of the Secured Parties, and does hereby grant to the Trustee for itself hereunder and for the ratable benefit of the Secured Parties, a continuing security interest of first priority, subject, as to priority, only to Liens permitted by the Restated Credit Agreement which, pursuant to applicable law, are prior in right to the Lien granted hereby, in (i) all of the right, title and interest of such Grantor in, to and under all cash, accounts (other than accounts relating to Transferred Assets), deposits (other than deposits relating to Transferred Assets), chattel paper, contract rights, instruments, securities, insurance policies and documents now or at any time hereafter in the possession or under control of such Grantor or its bailee, and any interest therein, (ii) all of the right, title and interest of such Grantor in, to and under all Inventory, whether now existing or hereafter from time to time acquired, (iii) all of the right, title and interest of such Grantor in, to and under all Permitted Receivables, (iv) all of the right, title and interest of such Grantor in general intangibles (including, without limitation, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, copyrights, licenses, tax refund claims, guaranty claims, contract rights, goodwill, and security interests or other security held by such Grantor to secure accounts) other than those general, intangibles that may not be assigned or which require the consent of other parties prior to any assignment thereof if consent to such assignment has not been obtained, (v) all of the right, title and interest of such Grantor in goods, equipment (including, without limitation, all equipment used in such Grantor's business and all office equipment), vehicles and fixtures, together with accessions thereto and replacement parts therefor, whether now existing or hereafter acquired, (vi) all of the right, title and interest of such Grantor in all books and records, including without limitation, customer lists, credit files, computer programs, print-outs, and other materials and records pertaining to any of the foregoing, (vii) all of the shares of capital stock of each Domestic Subsidiary of such Grantor and 65% of the shares of all capital stock of each direct Foreign Subsidiary of such Grantor, in each case as now owned or hereafter acquired by such Grantor, including, without limitation, any Pledged Stock of such Grantor, (viii) all interests of such Grantor in any real property owned or leased by such Grantor other than real property leased to such Grantor with respect to which a Lien may not be granted to secure Secured Debt pursuant to the terms of the applicable lease unless any consents required to permit such Lien have been obtained, (ix) all Proceeds of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of such Grantor or the Secured Parties in respect thereof), (x) all documents of title evidencing or issued with respect to any of the foregoing, (xi) all products of any and all of the foregoing and (xii) all other property of such Grantor, whether now owned or hereafter acquired (all of the above, collectively, the "Grantor Collateral"; provided, however, that the Grantor Collateral shall not include any Excluded Property, whether now owned or hereafter acquired, or the products or Proceeds thereof; and provided, further, that with respect to the Secured Debt consisting of the Stevens Indenture Obligations, the Grantor Collateral shall only include Stevens Indenture Collateral).

         (b) The assignment and security interest so granted to the Trustee shall not relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor's part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or impose any obligation on the Trustee to perform or observe any such term, covenant, condition or agreement on such Grantor's part to be so performed or observed or impose any liability on the Trustee for any act or omission on the part of such Grantor relative thereto or for any breach of any representation or warranty on the part of such Grantor, contained in any Debt Instrument, Collateral Document or otherwise, or in respect of the Collateral or made in connection herewith or therewith. The obligations of each Grantor contained in this paragraph shall survive the termination of this Agreement and the discharge of such Grantor's other obligations hereunder.

         SECTION 2.2 Covenant to Grant Additional Security Interests; Additional Grantors. As further collateral security for the prompt and complete payment and performance when due of all of the Secured Debt, each Grantor does hereby agree:

         (a) To execute and deliver to the Trustee, in form and content reasonably satisfactory to the Trustee, a deed of trust or mortgage relating to any real property, improvements and fixtures hereafter acquired by such Grantor for so long as the Secured Debt remains outstanding, together with all Supporting Documents relating to such additional property;

         (b) To cause each of its Domestic Subsidiaries (other than Finco or any Inactive Subsidiary) which becomes a Subsidiary after the date hereof (the "Additional Grantors") to, on the date such Person becomes a Subsidiary,
(i) guaranty the Secured Debt on terms substantially similar to those set forth in the Restated Guaranties, (ii) become a party to this Agreement as a Grantor and (iii) by becoming a party to this Agreement as a Grantor, grant to the Trustee for itself hereunder and for the ratable benefit of the Secured Parties, a continuing security interest subject as to priority only to Liens permitted by the Restated Credit Agreement which, pursuant to applicable law, are prior in right to the Lien so granted, in all types of real and personal property included in Section 2.1(a) as Grantor Collateral (all of such real and personal property described in this Section 2.2 shall be referred to, collectively as the "Additional Grantor Collateral"); provided, however, that the Additional Grantor Collateral shall not include any Excluded Property; and provided, further, that with respect to the Secured Debt consisting of the Stevens Indenture Obligations, the Additional Grantor Collateral shall only include Stevens Indenture Collateral; and

         (c) To execute and deliver to the Trustee, in form and content reasonably satisfactory to the Trustee, a stock pledge agreement pledging all of the capital stock of any Domestic Subsidiary of such Grantor acquired after the date of this Agreement, together with any Supporting Documents related thereto; and

         (d) To execute and deliver to the Trustee, in form and content reasonably satisfactory to the Trustee, a stock pledge agreement pledging 65% of the capital stock of any direct Foreign Subsidiary.

         SECTION 2.3 Additional Collateral Documents and Supporting Documents.

         (a) As soon as reasonably practicable, each Grantor agrees to execute and deliver to the Trustee such Additional Collateral Documents, in form and substance reasonably satisfactory to the Administrative Agent (as evidenced by a certificate of the Administrative Agent) and the Trustee, and to make all filings, registrations, and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Grantor to the Trustee hereunder and under any other Collateral Documents in respect of the Collateral so that such security interest (i) constitutes a perfected security interest therein superior and prior to the rights of all other Persons therein (except Persons holding Liens permitted by the Restated Credit Agreement or a Collateral Document) and subject to no other Liens (except Liens permitted by the Restated Credit Agreement or a Collateral Document) and (ii) entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction which relates to perfected security interests.

         (b) In connection with the actions taken pursuant to Section 2.3(a), each Grantor agrees to, and agrees to cause any Additional Grantor that is its Subsidiary to, execute and/or deliver to the Trustee such Supporting Documents as the Trustee reasonably requests, in form and substance satisfactory to the Trustee.

         SECTION 2.4 Powers of Attorney. Each Grantor hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or the name of such attorney-in-fact, from time to time in the Trustee's discretion, for the purpose of signing documents and taking other action to perfect, promote, protect and enforce the Liens and security interests of the Trustee in the Collateral. Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by, virtue hereof. This power of attorney is a power coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid in full and shall not be subject to the limitations of Section 6.2(a) of this Agreement.

                                    SECTION 3

                  CERTAIN OBLIGATIONS AND DUTIES OF THE TRUSTEE

         SECTION 3.1 Authorization to Execute Collateral Documents. The Trustee shall execute and deliver each of the Collateral Documents requiring execution and delivery by it and shall accept delivery from the Borrower of those Collateral Documents which do not require the Trustee's execution; provided that the Trustee shall have no duty to execute and deliver, or to accept delivery of, any Collateral Document that is not satisfactory to it.

         SECTION 3.2 Certain Representations and Warranties. The Trustee represents and warrants to the Secured Parties as follows:

                  (a) The Trustee is a national banking association organized under the laws of the United States and has all required corporate power and authority to enter into and perform its obligations under this Agreement and the other Collateral Documents to which it is or may become a party; provided, however, that the Trustee makes no representations and warranties as to whether it has any power or authority to hold mortgage interests in states other than North Carolina where specific state statutes prohibit the Trustee from holding mortgage interests in real property located in such states.

                  (b) The execution, delivery and performance by the Trustee of this Agreement and the other Collateral Documents to which it (i) is a party have been duly authorized by all necessary corporate action on the part of the Trustee and (ii) becomes a party will be duly authorized by all necessary corporate action on the part of the Trustee.

                  (c) There are no actions or proceedings pending or, to the actual knowledge of any officers of the Trustee executing this Agreement, threatened against it before any Governmental Authority (A) which question the validity or enforceability of this Agreement or any other Initial Collateral Documents to which it is a party; or (B) which relate to the banking or trust powers of the Trustee and which, if determined adversely to the position of the Trustee, would materially and adversely affect the ability of the Trustee to perform its obligations under this Agreement or any of the other Initial Collateral Documents to which it is a party.

                  (d) This Agreement and all of the other Initial Collateral Documents to which the Trustee is a party have been duly executed and delivered by it.

         SECTION 3.3 Actions. The Trustee (a) shall take any action with respect to the Collateral (other than the Stevens Indenture Collateral) and the Collateral Documents requested in writing by the Required Banks, (b) shall, after the receipt of a Notice of Actionable Default and prior to the withdrawal thereof, take any action with respect to the Stevens Indenture Collateral and the Collateral Documents in respect thereof requested in writing by the Required Secured Parties and (c) shall, at the request of the Required Banks or, pursuant to Section 10.4, the Administrative Agent, release any portion of the Collateral from the Liens created under the Collateral Documents and take requested actions in connection therewith, provided, however, that the Trustee shall not (i) release all or substantially all of the Collateral without the consent of all of the Banks or (ii) be obligated to take any such action which is in conflict with the provisions of law or of the Restated Credit Agreement or the Collateral Documents, is prohibited by order of any court or Governmental Authority or with respect to which the Trustee has not received adequate security or indemnity as provided in Section 9.4(d). With respect to actions under clause (c) hereof, the Trustee shall be entitled to conclusively rely on a certificate executed by an Authorized Officer of the Borrower that any Collateral to be released does not constitute all or substantially all of the Collateral, that Collateral is being released in connection with a sale of assets permitted by the Restated Credit Agreement or consented to by the Banks pursuant to the Restated Credit Agreement (a "Release Certificate"). The Trustee shall be justified in not taking any action otherwise required by clause (c) of this Section 3.3 in the absence of a Release Certificate. The Trustee, prior to its receipt of a Notice of Actionable Default, shall with reasonable promptness give notice to the Borrower of any request pursuant to clause (a) of this Section 3.3, but it is hereby expressly agreed that the Trustee's failure to give such notice to the Borrower shall not (i) affect the validity of such request to the Trustee or (ii) impair any of the rights, powers and remedies of the Trustee under any Collateral Document.

                                    SECTION 4

                       GENERAL REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE GRANTORS

         SECTION 4.1 Title to Pledged Collateral. Each Grantor represents and warrants that it has good and marketable title to, or a validly existing leasehold interest in, its Collateral, subject only to Liens permitted by the Restated Credit Agreement and the Collateral Documents, with such exceptions as are not material to such Grantor and its Subsidiaries taken as a whole. No Grantor will (i) create, incur, assume or permit to exist any Lien on any existing or future item of Collateral other than Liens permitted by the Restated Credit Agreement and the Collateral Documents and Liens in favor of the Trustee and the Secured Parties as contemplated by the Collateral Documents, and each Grantor hereby agrees to preserve and maintain in full force and effect the Liens on the Collateral created by the Collateral Documents in favor of the Trustee and the Secured Parties, or (ii) enter into or assume any agreement containing a negative pledge which would require a sharing of an interest in the Collateral or prohibits or limits the grant of any such interest. Until all of the Bank Obligations and the Trustee's Fees shall have been fully paid and satisfied, the Trustee shall be entitled to retain security in and Liens upon all Collateral and all of the Trustee's rights and remedies shall continue. Each Grantor represents and warrants that each Collateral Document creates a valid, enforceable and binding Lien in favor of the Trustee subject only to Liens permitted by the Restated Credit Agreement and the Collateral Documents.

         SECTION 4.2 Other Financing Statements. So long as any of the Bank Obligations or Trustee's Fees remain unpaid, no Grantor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted by such Grantor pursuant to the Collateral Documents or as otherwise permitted by the Restated Credit Agreement or the Collateral Documents. Attached hereto as Schedule E is a list of all names under which each Grantor does business. Each Grantor hereby agrees that it will promptly notify the Trustee in writing of any changes in such list.

         SECTION 4.3 Chief Executive Offices, Records. The chief executive office of each Grantor is at the location for such Grantor listed on Schedule F hereto. No Grantor will move its chief executive offices except to such new location as such Grantor may establish in accordance with the last sentence of this Section 4.3. No Grantor will establish a new location for its chief executive office until (i) it shall have given to the Trustee not less than 45 days, prior written notice of its intention with respect to such establishment, clearly describing such new location and providing such other information in connection therewith as the Trustee may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Trustee, to maintain the perfection of the security interest of the Trustee in the Collateral at all times fully perfected and in full force and effect.

         SECTION 4.4 Location of Inventory and Equipment. Attached hereto as Schedule G is a list of all the locations (i) in the United States where all Inventory or equipment of each Grantor is held and (ii) outside of the United States where Inventory or equipment owned by any Grantor having value in excess of $1,000,000 is located. Each Grantor agrees that, except as provided herein, all Inventory and equipment now held or subsequently acquired by it shall be kept at (or shall be in transit to or from) any one of such locations, or such new location as such Grantor may establish if (i) it shall have given to the Trustee prior telephonic (immediately confirmed in writing) or written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Trustee may request, and (ii) with respect to such new location, it shall have taken all action satisfactory to the Trustee to cause the security interest in the Collateral granted by the Collateral Documents to be and continue at all times fully perfected and in full force and effect.

         SECTION 4.5 Location of Real Property. Attached hereto as Schedule H is a list of all the locations where each Grantor owns real property having a market value of more than $500,000 in the aggregate per location, and each such entry on the list identifies all such real property which constitutes Excluded Property or Principal Domestic Manufacturing Property.

         SECTION 4.6 Additional Representations and Warranties of the Grantor. Each Grantor hereby makes and adopts for the benefit of, and as a representation and warranty to, the Trustee each of the representations and warranties made by the Borrower that applies to such Grantor and contained or incorporated by reference in the Restated Credit Agreement as fully as if each such representation and warranty (together with related definitions and related provisions) were expressly set forth herein and expressly made herein by such Grantor, each such representation and warranty being incorporated in this Agreement by reference, mutatis mutandis, and, as so made and adopted by such Grantor and incorporated herein by reference, shall continue in full force and effect for the benefit of the Trustee until this Agreement shall have been terminated in its entirety pursuant to Section 10.

         SECTION 4.7 Additional Affirmative and Negative Covenants of the Grantors. Each Grantor hereby assumes and adopts and agrees to perform, comply with and be bound by, for the benefit of the Trustee, each of the covenants, obligations and agreements made by the Borrower that applies to such Grantor in the Restated Credit Agreement as fully as if each such covenant, obligation and agreement (together with related definitions and related provisions) were expressly made herein by such Grantor, each such covenant, obligation and agreement being incorporated in this Agreement by reference, mutatis mutandis, and as so assumed and adopted by such Grantor and incorporated herein by reference, shall continue for the benefit of the Trustee until this Agreement shall have been terminated in its entirety pursuant to Section 10.

         SECTION 4.8 Joint and Several Liabilities of Grantors. Each Grantor agrees that its obligations and liabilities hereunder shall be joint and several; provided, however that the liability of each Grantor that is a Subsidiary of the Borrower to any party other than the Trustee shall be limited to the extent set forth in the Restated Guaranty of such Grantor.

                                    SECTION 5

                      PROVISIONS CONCERNING THE COLLATERAL

         SECTION 5.1 Location of Goods and Equipment. Attached as Schedule G hereto is a list of the locations (i) in the United States of all goods and equipment held by each Grantor and (ii) outside of the United States where Inventory owned by any Grantor having value in excess of $1,000,000 is located. Each Grantor hereby agrees that it will promptly notify the Trustee of any changes in such list. Each Grantor agrees that, except as provided herein, all goods and equipment now held or subsequently acquired by it shall be kept at (or shall be in transit to or from) any one of such locations, or such new location as such Grantor may establish if (i) it shall have given to the Trustee prior telephonic (immediately confirmed in writing) or written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Trustee may reasonably request, and
(ii) with respect to such new location, it shall have taken all action satisfactory to the Trustee to cause the security interest in its Collateral granted by the Collateral Documents to be and continue at all times fully perfected and in full force and effect.

         SECTION 5.2 Further Actions - Collateral. Each Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Trustee from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its collateral and other property or rights covered by the security interest granted by the Collateral Documents, which the Trustee deems reasonably appropriate or advisable to perfect, preserve, protect or enforce its security interest in its Collateral. Each Grantor shall immediately notify the Trustee in writing of any material loss or depreciation in the value of its Collateral.

         SECTION 5.3 Financing Statements. Each Grantor agrees to sign and deliver to the Trustee such financing statements or amendments thereof, in form acceptable to the Trustee, as the Trustee may from time to time request in order to establish and/or maintain a valid, enforceable, first priority security interest in its Collateral as provided in the Collateral Documents and the other rights, as against third parties, provided by the Collateral Documents, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Grantors will pay all applicable filing fees and related expenses. Each Grantor authorizes the Trustee to file any such financing statements without the signature of such Grantor to the extent permitted by law.

         SECTION 5.4 Warehouse Receipts Non-Negotiable. Each Grantor agrees that if any warehouse receipts or receipts in the nature of a warehouse receipt are issued with respect to any of its Inventory, no more than an aggregate outstanding amount of $5,000,000 of such warehouse receipts or receipts in the nature thereof shall be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law) at any time.

         SECTION 5.5 Protection of Trustee's Security. No Grantor will do anything to impair the rights of the Trustee in the Collateral. Each Grantor will at all times keep its Collateral insured in compliance with the requirements of the Restated Credit Agreement. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of each Grantor with respect to the Secured Debt shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to such Grantor. Each Grantor shall keep and maintain in good operating condition and repair and, to the extent deemed necessary by such Grantor in its sound business judgment, make all necessary replacements of and renewals to its Collateral listed in
Section 2.1(a)(iv) so that the value and operating efficiency thereof shall at all times be maintained and preserved.

                                    SECTION 6

                          ACTIONABLE DEFAULTS; REMEDIES

SECTION 6.1 Actionable Default.

         (a) Upon receipt of a Notice of Actionable Default, the Trustee shall, within five (5) days thereafter, notify each Secured Party and each Grantor in the manner provided in Section 11.2 of this Agreement that an Actionable Default exists. Upon receipt of any written directions pursuant to
Section 6.8(a) of this Agreement, the Trustee shall, within five (5) days thereafter, send a copy thereof to each Secured Party and each Grantor in the manner provided in Section 11.2 of this Agreement; provided, however, that the failure of the Trustee to send such copy shall not impair any of the rights, powers and remedies of the Trustee under any Collateral Document.

         (b) The party or parties (or successors in interest thereto) giving a Notice of Actionable Default shall be entitled to withdraw it (i) by delivering written notice of withdrawal to the Trustee before the Trustee takes any action to exercise any remedy with respect to the Collateral, or (ii) thereafter, if (A) the Grantors otherwise indemnify the Trustee and the Secured Parties (in a manner satisfactory to the Trustee and the Secured Parties in their sole discretion) with respect to all costs and expenses incurred by the Trustee and the Secured Parties in connection with reversing all actions the Trustee or any Secured Party has taken to exercise any remedy or remedies with respect to the Collateral, and (B) the Required Banks or the Required Secured Parties or, if the Administrative Agent gave the Notice of Actionable Default without directions from the Required Banks, the Administrative Agent shall have consented by notice in writing delivered to the Trustee to such withdrawal. The Trustee shall immediately notify each Grantor as to the receipt and contents of any such notice of withdrawal and shall promptly notify each Secured Party, in the manner provided in Section 11.2 of this Agreement, of the withdrawal of any Notice of Actionable Default.

         (c) To the extent that any Notice of Actionable Default shall give rise to any of the rights and remedies provided in this Agreement or any other Collateral Document or shall prohibit any Grantor from taking certain actions as specified herein or therein such rights and remedies shall be suspended, and any exercise thereof by the Trustee shall cease, and such prohibition on the Grantors shall not remain in effect upon receipt by the Trustee of written notice of withdrawal of such Notice of Actionable Default pursuant to the terms and provisions of Section 6.1(b) of this Agreement; provided that such rights and remedies, and such prohibitions, shall be reinstated upon the giving of any later Notice of Actionable Default.

         SECTION 6.2 Remedies.

         (a) If and only if the Trustee shall have received a Notice of Actionable Default, the Trustee may, and upon the written direction of the Required Banks or the Required Secured Parties pursuant to Section 6.8(a) shall, exercise the rights and remedies provided in this Agreement and in any other Collateral Document accepted in writing by the Trustee.

         (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement or any other Collateral Document) of any kind in connection with this Agreement, any other Collateral Document or any Collateral.

         (c) Each Grantor hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or in its own name, from time to time in the Trustee's discretion, upon the occurrence and during the continuance of any Actionable Default, for the purpose of carrying out the terms of any of the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Trustee the power and right on behalf of such Grantor, without notice to or assent by such Grantor, to the extent permitted by applicable law, to do the following:

                  (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral of such Grantor,

                  (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Trustee in connection with any of the Collateral Documents,

                  (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral of such Grantor,

                  (iv) to sell, transfer, assign, foreclose or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of the Collateral Documents, and

                  (v) to do, at its option and at the expense and for the account of such Grantor, at any time or from time to time, all acts and things which the Trustee deems reasonably necessary or desirable to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral.

         (d) Each Grantor agrees that, upon the occurrence and during the continuance of an Actionable Default, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Trustee may:

                           (i) personally, or by agents or attorneys, immediately retake possession of the Collateral of such Grantor or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor's premises where any of such Collateral is located and remove the same and use in connection with such removal, at the sole cost and expense of such Grantor, any and all services, supplies, aids and other facilities of such Grantor; and

                           (ii) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral of such Grantor to make any payment required by the terms of such instrument or agreement directly to the Trustee; and

                           (iii) sell or otherwise liquidate, or direct such Grantor to sell or otherwise liquidate, any or all investments made in whole or in part with its Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                           (iv) take possession of the Collateral of such Grantor or any part thereof, by directing such Grantor in writing to deliver the same to the Trustee at any reasonable place or places designated by the Trustee, in which event such Grantor shall at its own expense (a) forthwith cause the same to be moved to the place or places so designated by the Trustee and there delivered to the Trustee, (b) store and keep any Collateral so delivered to the Trustee at such place or places pending further action by the Trustee, and (c) while such Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.

         SECTION 6.3 Disposition of Collateral. (a) Any Collateral repossessed by the Trustee under or pursuant to Section 6.2 and any other Collateral whether or not so repossessed by the Trustee, may be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms and for such prices as the Trustee may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Upon the occurrence and during the continuance of an Actionable Default, the Trustee shall have the power to foreclose any Grantor's right of redemption in its Collateral by sale, lease or other disposition of such Collateral in accordance with the Uniform Commercial Code as enacted in each state where such Collateral is located. Any of the Collateral may be sold, leased or otherwise disposed of in the condition in which the same existed when taken by the Trustee or after any overhaul or repair which the Trustee shall determine to be commercially reasonable, the cost of such overhaul or repair to be borne by the Grantors. Any such disposition which shall be a private sale or other private proceedings permitted by the requirements of applicable law shall be made after written notice to the Grantor whose Collateral is to be disposed of specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor. Any such disposition which shall be a public sale permitted by such requirements shall be made after written notice to the Grantor whose Collateral is to be disposed of specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction. To the extent permitted by any such requirement of law, the Trustee or any Secured Party may itself bid for and become the purchaser of the Collateral, or any item thereof, offered by sale in accordance with this Section 6 without accountability to such Grantor. If, under mandatory requirements of applicable law, the Trustee shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to a Grantor as hereinabove specified, the Trustee need give such Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         (b) No notification need be given to Grantor if it has signed, after an Actionable Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to, and not by way of limitation of, the rights and remedies granted to it in the Collateral Documents, the Trustee shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Collateral is located.

         SECTION 6.4 Waiver of Rights and Claims.

         (a) Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE TRUSTEE'S TAKING POSSESSION OR THE TRUSTEE'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Grantor hereby further waives:

                           (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Trustee's gross negligence or willful misconduct;

                           (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Trustee's rights hereunder; and

                           (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all Persons who may claim under it, insofar as it or, they, now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of each Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against any

Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under any Grantor.

         (b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienholders, expressly waives and releases any, every and all rights to demand or to have any marshalling of the Trust Estate upon any sale, whether made under any power of sale granted under the Collateral Documents, pursuant to judicial proceedings, or upon any foreclosure or any enforcement of the Collateral Documents, and consents and agrees that the Trust Estate may at any such sale be offered and sold as an entirety.

         SECTION 6.5 Right to Initiate Judicial Proceedings, etc. If and only if the Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 6.1(b), (i) the Trustee shall have the right and power to institute and maintain such suits and proceedings as it may be directed in writing (A) by any Bank Secured Party to protect and enforce the rights vested in it by the Collateral Documents (other than in respect of the Stevens Indenture Collateral) or (B) by the Required Secured Parties to protect and enforce the rights vested in them by the Collateral Documents with respect to the Stevens Indenture Collateral, and (ii) the Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

         SECTION 6.6 Appointment of a Receiver. If a receiver of the Trust Estate shall be appointed in judicial proceedings, the Administrative Agent may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Trustee shall, to the extent permitted by law, be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-trustees pursuant to any provision of any Collateral Document.

         SECTION 6.7 Exercise of Powers. All of the powers, remedies and rights of the Trustee as set forth in this Agreement may be exercised by the Trustee in respect of any Collateral Document accepted by the Trustee in writing as though set forth at length therein and all the powers, remedies and rights of the Trustee as set forth in any Collateral Document may be exercised from time to time as herein and therein provided and the indemnities and protections in favor of the Trustee provided for herein shall apply to the Trustee acting pursuant to any such Collateral Document as if set forth in full therein.

         SECTION 6.8 Control by Required Banks and Required Secured Parties.

         (a) Subject to Section 6.8(b) of this Agreement, if the Trustee shall have received a Notice of Actionable Default and so long as such Notice of Actionable Default has not been withdrawn in accordance with the provisions of
Section 6.1(b), the Required Banks and, with respect to the Stevens Indenture Collateral, the Required Secured Parties, shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the Trustee to exercise, or to refrain from exercising, any right, remedy, trust or power available to or conferred upon the Trustee hereunder and in connection therewith, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or for the taking of any other action authorized by this Agreement, provided that the Trustee shall have received adequate security or indemnity as provided in Section 9.4(d) of this Agreement.

         (b) The Trustee shall not be obligated to follow any written directions received pursuant to Section 6.8 (a) or Section 3.3 of this Agreement to the extent the Trustee has received a written opinion of its counsel, which counsel shall be Moore & Van Allen, PLLC or shall be other counsel reasonably satisfactory to the Required Banks or the Required Secured Parties, as the case may be, to the effect that such directions are in conflict with any provisions of law or any applicable Collateral Document or any order of any court or Governmental Authority; provided, however, under no circumstances shall the Trustee be liable for following the written instructions of the Required Banks or the Required Secured Parties.

         (c) Nothing in this Section 6.8 shall impair the right of the Trustee in its discretion to take or omit to take any action which is deemed proper by the Trustee and which it believes in good faith is not inconsistent with any direction of the Required Banks or the Required Secured Parties; provided, however, the Trustee shall not be under any obligation, as a result of this Section 6.8 or any other provision of this Agreement, to take any action which is discretionary with the Trustee under the provisions hereof or under any other Collateral Document unless so directed by the Required Banks or the Required Secured Parties.

         (d) If the Trustee has received written directions under this Agreement from both the Required Secured Parties and the Required Banks and such directions are inconsistent with each other, the Trustee shall follow the directions of the Required Secured Parties.

         SECTION 6.9 Remedies Not Exclusive.

         (a) No remedy conferred upon or reserved to the Trustee herein or in the other Collateral Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall the cumulative and shall be in addition to every other remedy conferred in any of the Collateral Documents or now or hereafter existing at law or in equity or by statute.

         (b) No delay or omission by the Trustee in the exercise of any right, remedy or power accruing upon an Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any Actionable Default or an acquiescence therein; and every right, power and remedy given by any Collateral Document to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee.

         (c) In case the Trustee shall have proceeded to enforce any right, remedy or power under any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Grantors, the Trustee and the Secured Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under the Collateral Documents with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

         (d) All rights of action and rights to assert claims upon or under the Collateral Documents may be enforced by the Trustee without the possession of any Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee and any recovery of judgment shall be held as part of the Trust Estate.

         SECTION 6.10 Limitation on Trustee's Duties in Respect of Collateral. Beyond its duties expressly set forth in those Collateral Documents executed or otherwise accepted in writing by the Trustee as to the custody thereof and the accounting to the Grantors and the Secured Parties for moneys received and held by it hereunder, the Trustee shall not have any duty to the Grantors or the Secured Parties with respect to any Collateral in its possession or control or in the possession or control of its agents or nominees, any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto.

         SECTION 6.11 Limitation by Law. All the provisions of this Section 6 are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

         SECTION 6.12 Absolute Rights of Secured Parties. Notwithstanding any other provision of any Collateral Document, but subject in all cases to the rights of the Required Banks and the Required Secured Parties under Section 6.8, neither (i) the right of each Secured Party, which is absolute and conditional, to receive payments of the Secured Debt held by such Secured Party on or after the due date thereof as therein expressed, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in, and to otherwise exercise any right (other than the right to enforce any Lien on the Collateral, which shall in all circumstances be exercisable only by the Trustee) it may have in connection with, a case under the Bankruptcy Code in which a Grantor is a debtor, nor (ii) the obligation of each Grantor, which is also absolute and unconditional, to pay the Secured Debt owing by such Grantor to each Secured Party at the time and place expressed in the Debt Instruments, shall be impaired or affected without the written consent of such Secured Party.

         Section 6.13 Restatement of Rights. The provisions of this Collateral Trust Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Secured Debt is rescinded or must otherwise be returned by the Trustee or any Secured Party upon the insolvency, bankruptcy or reorganization of a Grantor or otherwise, all as though such payment had not been made.

                                    SECTION 7

                    COLLATERAL ACCOUNT; APPLICATION OF MONEYS

         SECTION 7.1 The Collateral Account. There has been established by the Trustee and, at all times hereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Trustee, an account which is entitled the "Collateral Account" (herein called the "Collateral Account"). The Collateral Account has been established and shall be maintained by the Trustee at its offices in Charlotte, North Carolina. All moneys which are received by the Trustee with respect to the Collateral after the Trustee shall have received a Notice of Actionable Default which shall not have been withdrawn in accordance with the terms of Section 6.1(b) shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Trustee in accordance with the terms of this Agreement. All moneys received by the Trustee with respect to all or any part of the Collateral either (i) prior to the Trustee's receipt of a Notice of Actionable Default, or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 6.1(b) and prior to Trustee's receipt of any additional Notice of Actionable Default, shall be delivered to the Borrower. All moneys received by the Trustee with respect to all or any part of the Collateral between the receipt by the Trustee of any Notice of Actionable Default and the withdrawal of all pending Notices of Actionable Default in accordance with the terms of
Section 6.1(b) shall, to the extent not distributed pursuant to the terms of
Section 7.4 of this Agreement, be delivered to the Borrower following the withdrawal, if any, of all pending Notices of Actionable Default in accordance with the terms of Section 6.1(b).

         SECTION 7.2 Grant of Security Interest; Control of Collateral Account.

         (a) To secure the prompt and complete payment, when due, of all amounts owing to the Secured Parties and the Trustee hereunder and under the Collateral Documents and the Secured Debt, and the performance by each Grantor of its covenants and obligations to be performed by it pursuant to the Debt Instruments and the Collateral Documents, each Grantor hereby assigns and pledges to the Trustee for itself hereunder and for the ratable benefit of the Secured Parties, and grants to the Trustee for itself hereunder and for the ratable benefit of the Secured Parties, a security interest in all of the right, title and interest of such Grantor in and to the following, whether presently existing or hereafter arising or acquired (the "Trust Agreement Collateral"; provided, however, that to the extent any of the following property relates to Collateral which is not Stevens Indenture Collateral, the security interest therein granted to the Trustee in this Section 7.2(a) shall be held by the Trustee only for the benefit of the Trustee and the Bank Secured Parties: (i) the Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account, (ii) all investments from time to time made pursuant to Section 7.3, (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee in substitution for, or in addition to, any or all of the then existing Trust Agreement Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Trust Agreement Collateral and, (v) to the extent not covered above, all Proceeds of any and all collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against such Grantor, as debtor).

         (b) All right, title and interest in and to the Collateral Account shall vest in the Trustee, and funds on deposit in the Collateral Account and other Trust Agreement Collateral shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Trustee.

         SECTION 7.3 Investment of Funds Deposited in Collateral Account. The Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in one or more of the following, in its sole discretion:

                  (a) marketable obligations of the United States having a maturity not exceeding the date one year from the date of acquisition;

                  (b) marketable obligations directly and fully guaranteed by the United States having a maturity not exceeding the date one year from the date of acquisition;

                  (c) banker's acceptances and certificates of deposit and other interest-bearing obligations issued by NationsBank, N.A. organized under the laws of the United States or any state thereof or a Schedule A Canadian bank (provided, however, that any such bank has capital, surplus and undivided profits aggregating at least $200,000,000), in each case having a maturity not exceeding the date one year from the date of acquisition;

                  (d) commercial paper (except for commercial paper issued by any Grantor or any of its affiliates) rated A-1 or the equivalent thereof (or higher) by Standard & Poor's Corporation or P-1 or the equivalent thereof (or higher) by Moody's Investors Service, Inc., and having a maturity not exceeding the date ninety (90) days from the date of acquisition;

                  (e) repurchase obligations entered into with NationsBank or any other bank (provided, however, that such bank meets the requirements set forth in the proviso to Section 7.3(c) above), having a maturity not exceeding the earlier of the Distribution Date next following the date of acquisition or the date thirty (30) days from the date of acquisition, and collateralized by investments described in Sections 7.3(a) and 7.3(b), provided that the Trustee or an agent thereof takes immediate physical possession of such collateral; and

                  (f) taxable government money market portfolios comprised of obligations issued or guarantees as to payment of principal and interest by the full faith and credit of the United States of America.

provided, however, that in order to provide the Secured Parties and the Trustee with a perfected security interest therein, each such investment shall be either:

                           (i) evidenced, or deemed under applicable federal regulations to be evidenced, by negotiable certificates or instruments or nonnegotiable certificates or instruments issued in the name of the Trustee, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Trustee or an agent thereof (which shall not be any Grantor or any of its affiliates); or

                           (ii) in book-entry form and in which (in the opinion of independent counsel to the Trustee) the Trustee shall have a perfected ownership or security interest which under applicable law shall not be subject to any other ownership or security interest;

and provided, further, that the maximum amount of the funds held in the Collateral Account which may be invested in obligations of the types described in clauses (c), (d) and (e) above of any one issuer shall not exceed the lesser of five percent (5%) of such funds or $5,000,000. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale hereof shall be held in the Collateral Account as part of the Trust Estate.

         SECTION 7.4 Application of Moneys. Subject to Section 7.1, all moneys held by the Trustee in the Collateral Account shall, to the extent available for distribution, be distributed by the Trustee on the first and each succeeding Distribution Date as follows:

                  FIRST:   To the Trustee in an amount equal to the Trustee's
         Fees which are unpaid as of such Distribution Date, and to any Secured Party which has theretofore advanced or paid any such Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

                  SECOND: To the extent such moneys relate to Collateral which constitutes Stevens Indenture Collateral (A) the percentage of such moneys equal to the percentage that the then outstanding Bank Obligations are of the then outstanding Obligations shall be distributed to the Administrative Agent for the ratable benefit of the Bank Secured Parties, up to an amount equal to any outstanding Bank Obligations, and (B) the percentage of such moneys equal to the percentage that the then outstanding Stevens Indenture Obligations are of the then outstanding Obligations shall be distributed to the Stevens Indenture Trustee for application in accordance with the terms of the Stevens Indenture, up to the amount equal to the then outstanding Stevens Indenture Obligations; and to the extent such moneys relate to Collateral which is not Stevens Indenture Collateral, to the Administrative Agent for the ratable benefit of the Bank Secured Parties up to an amount equal to any outstanding Bank Obligations (for purposes of this paragraph of Section 7.4, an Obligation shall not be considered to be outstanding after an amount sufficient to pay such Obligation has been distributed under this paragraph to the Administrative Agent for the ratable benefit of the Bank Secured Parties or to the Stevens Indenture Trustee for application in accordance with the terms of the Stevens Indenture, as applicable); and

                  THIRD:   Any surplus then remaining shall be paid to the
         Borrower or its successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided, however, that if any Secured Party shall have notified the Trustee in writing that such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any Grantor continues to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Trust Estate, the Trustee shall continue to hold the amount specified in such notice in the Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Secured Party.

The Secured Parties have agreed and acknowledged that the provisions of this
Section 7.4 are for their benefit and that if any Secured Party shall receive any moneys contrary to the provisions of this Agreement, such Secured Party shall forthwith turn such moneys over to the Trustee to be distributed in accordance with the provisions of this Agreement.

                                    SECTION 8

                             AGREEMENT WITH TRUSTEE

         SECTION 8.1 Delivery of Debt Instruments. On the date of this Agreement the Grantors will deliver to the Trustee a true and complete copy of the Restated Credit Agreement, an executed counterpart of any Collateral Documents and any Pledged Stock and other Collateral to be delivered pursuant thereto. Each Grantor agrees that it will deliver to the Trustee (i) promptly upon the execution thereof, a true and complete copy of any and all Debt Instruments, Collateral Documents and all amendments, modifications or supplements to any Debt Instrument or Collateral Documents entered into by such Grantor subsequent to the date of this Agreement and (ii) when required by the Collateral Documents, any Pledged Stock or other Collateral to be delivered pursuant thereto.

         SECTION 8.2 Compensation and Expenses. The Grantors agree to pay to the Trustee (i) the Trustee's Fees as compensation for the Trustee's services hereunder and under the other Collateral Documents and for administering the Trust Estate as shall be mutually agreed by the Grantors and the Trustee, and
(ii) from time to time, upon demand, all of the fees, costs and expenses of the Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Trustee elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each other Collateral Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition or the custody, preservation or protection of Collateral pursuant to any Collateral Document (including, without limitation, in connection with actions taken by the Trustee pursuant to Section 3.3) and the exercise or enforcement of the Trustee's rights under any Collateral Document and in and to the Collateral and the Trust Estate. As security for such payment and the payment of the obligations set forth in Section 8.3 and 8.4, the Trustee shall have a Lien prior to such of the Secured Debt as constitutes Obligations upon all Collateral and other property and funds held or collected by the Trustee as part of the Trust Estate. The obligations of the Grantors to pay amounts due under this
Section 8.2 shall survive the termination of this Agreement.

         SECTION 8.3 Stamp and Other Similar Taxes. The Grantors agree to indemnify and hold harmless the Trustee and each Secured Party from, and shall reimburse the Trustee and each Secured Party for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto which may be assessed, levied or collected by any jurisdiction in connection with any Collateral Document, the Trust Estate or the attachment or perfection of the security interest granted to the Trustee in any Collateral. The obligations of the Grantors under this Section 8.3 shall survive the termination of the other provisions of this Agreement.

         SECTION 8.4 Filing Fees, Excise Taxes, etc. The Grantors agree to pay or to reimburse the Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of each Collateral Document and agree to save the Trustee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Grantors under this Section 8.4 shall survive the termination of the other provisions of this Agreement.

         SECTION 8.5 Indemnification.

         (a) The Grantors agree to pay, and indemnify and hold harmless the Trustee and each of its employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, amounts paid in settlements, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Collateral Documents, the Collateral and the Trust Estate, except to the extent arising from the gross negligence or willful misconduct of the Trustee or its employees or such agents as are seeking indemnification. Without limiting the foregoing, the Grantors agree to pay, and indemnify and hold harmless the Trustee and each of its employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, amounts paid in settlements, costs, expenses or disbursements of any kind or nature whatsoever with respect to the foreclosure by the Trustee on any Collateral consisting of real property to the extent such foreclosure is permitted by this Agreement, except to the extent arising from the gross negligence or willful misconduct of the Trustee or its employees or such agents as are seeking indemnification. As security for such payment, the Trustee shall have a Lien prior to such of the Secured Debt constituting Obligations upon all Collateral and other property and funds held or collected by the Trustee as part of the Trust Estate.

         (b) In any suit, proceeding or action brought by the Trustee under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Collateral Documents, the Grantors will save, indemnify and keep the Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Grantors of any of their respective obligations thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantors, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Trustee or any Secured Party.

         (c) If and to the extent that the obligations of the Grantors under this Section 8.5 are unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         (d) The agreements in this Section 8.5 shall survive the termination of the other provisions of this Agreement.

         SECTION 8.6 Further Assurances. At any time and from time to time, upon the written request of the Trustee, and at the expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Trustee may reasonably deem necessary or desirable to obtain the full benefits of the Collateral Documents and the rights and powers therein granted, including, without limitation, the filing of any financing or continuation statements or other instruments to perfect the Liens and security interests granted thereby. Each Grantor shall, not later than thirty (30) days after the Required Banks' or the Trustee's request therefor, deliver to the Trustee an opinion of independent counsel, which counsel shall be reasonably satisfactory to the Required Banks, addressed to the Trustee for the benefit of the Secured Parties, concerning the continued perfection of the Liens and security interests created by the Collateral Documents (excluding, however, those Liens and security interests which, in accordance with the terms of the Collateral Documents, have been released); provided, however, that the Trustee shall have no obligation at any time to request such opinion from any Grantor. Each Grantor shall, in all of its published financial statements customarily prepared with footnotes or filed with the Securities and Exchange Commission, indicate by footnote or otherwise that the Secured Debt is secured pursuant to the Collateral Documents.

                                    SECTION 9

                                   THE TRUSTEE

         SECTION 9.1 Appointment of Trustee and Acceptance of Trust. The Bank Secured Parties and, on behalf of the holders of Stevens Debentures, the Stevens Indenture Trustee, hereby appoint the Trustee under the terms and conditions of this Agreement, and the Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Section 9.

         SECTION 9.2 Exculpatory Provisions.

         (a) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in any of the Collateral Documents, except for those made by the Trustee. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any of the Grantors thereto or as to the security afforded by the Collateral Documents or, except as expressly set forth in Section 3.2 of this Agreement, as to the validity, execution, enforceability, legality, perfection, priority or sufficiency of any Collateral Document or Supporting Document or of the Secured Debt secured thereby, and the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring, or monitoring or maintaining the insurance on, the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that (i) in the event the Trustee enters into possession of a part or all of the Trust Estate, the Trustee shall preserve the part in its possession, and (ii) the Trustee will promptly, and at its own expense, take such action as may be necessary duly to remove and discharge (by bonding or otherwise) any Lien on any part of the Trust Estate resulting from claims against it (whether individually or as Trustee) not related to the administration of the Trust Estate or (if so related) resulting from gross negligence or willful misconduct on its part. Notwithstanding anything to the contrary contained in this Agreement and in furtherance of the immediately preceding sentence, the Trustee shall not be responsible for the attachment, perfection, priority or enforceability of any Lien created or purported to be created by any Collateral Document or Supporting Document, the adequacy, sufficiency or effectiveness of any Supporting Document or the value of any Collateral granted pursuant to any Collateral Document from time to time. The Trustee shall not be responsible for the filing or recording of any financing statement, mortgage, security agreement or any other Collateral Document or Supporting Document in any public office or for the maintaining of any records of any such filings or recordings, nor shall the Trustee have any duty to file or record, or to advise the Secured Parties of the need to file or record, any continuation statements or other public notices relating to the perfection or continued perfection of any Collateral.

         (b) The Trustee shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained in any Collateral Document or in any Debt Instrument. Without limiting the foregoing, the Trustee shall have no duty to (i) enforce any obligations of the Grantors to deliver any agreement, instrument, document, certificate, schedule, list, opinion of counsel or other items required to be delivered to the Trustee hereunder, (ii) advise any Secured Party of the failure of any Guarantor to deliver the same or (iii) to monitor compliance by the Grantors of any requirement to maintain insurance on any of the Collateral. Whenever it is necessary, or in the opinion of the Trustee advisable, for the Trustee to ascertain the identity of any Secured Party or the amount of Secured Debt then held by a Secured Party, the Trustee may rely on a certificate of such Secured Party, the Administrative Agent or the Stevens Indenture Trustee.

         (c) Subject to the provisions of applicable law concerning the Trustee's duty of care with respect to certificates and notes evidencing the Pledged Stock in the Trustee's possession, the Trustee shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with any Collateral Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Trustee's gross negligence or willful misconduct.

         SECTION 9.3 Delegation of Duties. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact, which may include employees or officers of any Grantor, provided that the Trustee shall obtain a written acknowledgment from such agents, nominees or attorneys-in-fact that they shall be liable to the Secured Parties for losses or damages incurred by any Secured Party as a result of such agent's nominee's or attorneys-in-fact gross negligence or willful misconduct as and to the extent the Trustee would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Trustee. The Trustee shall be entitled to rely on advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustee shall not be responsible for any negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

         SECTION 9.4 Reliance by Trustee.

         (a) Whenever in the administration of the trusts of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor in connection with the taking, suffering or omitting of any action hereunder by the Trustee, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of such Grantor delivered to the Trustee, and such Certificate shall be full warranty to the Trustee for any action taken, suffered or omitted in reliance thereon; subject, however, to the provisions of Section 9.5(b) of this Agreement.

         (b) The Trustee may consult with its counsel, which counsel shall be Moore & Van Allen, PLLC or shall be counsel reasonably satisfactory to the Required Banks, accountants or other experts in connection with the fulfillment of its duties hereunder, and the Trustee shall be entitled to rely on, and shall be fully protected in acting upon, the opinion of such counsel, accountants or other experts in connection with any action taken, omitted to be taken or suffered by Trustee in fulfillment of its duties hereunder. The Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

         (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it does not in good faith believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties in the absence of its gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of any Collateral Document.

         (d) If the Trustee has been requested or is otherwise required hereby to take any action pursuant to this Agreement, the Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Trustee by this Agreement or any Collateral Document or to otherwise take such action unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction or in taking such action, including such reasonable advances as may be requested by the Trustee.

         SECTION 9.5 Limitations on Duties of Trustee.

         (a) The Trustee shall be obliged to perform only such duties as are specifically set forth in any Collateral Document which has been executed by it or otherwise accepted by it in writing, and no implied covenants or obligations shall be read into any Collateral Document against the Trustee. The Trustee shall, upon receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 6.1(b) and unless prevented from doing so by applicable law or by order of a court or other Governmental Authority, exercise the rights and powers vested in it by any Collateral

Document, and the Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Required Banks or the Required Secured Parties pursuant to Section 6.8 of this Agreement. If at any time the Trustee shall seek directions of the Required Banks or the Required Secured Parties with respect to any such action to be taken or omitted by it under any of the Collateral Documents, the Trustee shall not be required to take or omit such action until it shall have received such direction.

         (b) Except as herein otherwise expressly provided, including, without limitation, upon the written request of the Required Banks or the Required Secured Parties pursuant to Section 6.8 of this Agreement, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions of any Collateral Document. The Trustee shall furnish to the Administrative Agent and, if it relates to the Stevens Indenture Collateral, to the Stevens Indenture Trustee, promptly upon receipt thereof a copy of each certificate or other paper furnished to the Trustee by any Grantor under or in respect of any Collateral Document or any of the Trust Estate, unless by the express terms of any Collateral Document a copy of the same is required to be furnished by some other Person directly to the Administrative Agent or the Stevens Indenture Trustee, as applicable, or the Trustee shall have determined that the same has already been so furnished; provided, however, that the Trustee shall have no liability for its inadvertent failure to furnish any such Person with any such copies.

         SECTION 9.6 Moneys to be Held in Trust. All moneys received by the Trustee under or pursuant to any provision of any Collateral Document shall be held in trust for the purposes for which they were paid or are held.

         SECTION 9.7 Resignation and Removal of the Trustee.

         (a) The Trustee may at any time by giving sixty (60) days' prior written notice to the Grantors and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Trustee. The Trustee may be removed at any time and a successor Trustee appointed by the affirmative vote of the Required Banks; provided that the Trustee shall be entitled to its fees and expenses to the date of removal; and provided further, that the Trustee's rights pursuant to
Section 8.5 shall survive with respect to any transaction or occurrence prior to the effective date of such resignation or removal. If no successor Trustee shall be appointed and approved within sixty (60) days from the date of the giving of the aforesaid notice of resignation or within sixty (60) days from the date of such removal, the Trustee shall, or any Secured Party may, apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor Trustee shall have been appointed as above provided. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee approved by the Required Banks as above provided.

         (b) If at any time the Trustee shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor Trustee may be appointed by the Required Banks, and the powers, duties, authority and title of the predecessor Trustee terminated and canceled without procuring the resignation of such predecessor Trustee, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Trustee in writing, duly acknowledged, delivered to the predecessor Trustee and the Grantors, and filed for record in each applicable office, if any, in which this Agreement is required to be filed. Any successor Trustee appointed pursuant to this Section 9.7(b) must be reasonably acceptable to the Borrower unless at the time of such appointment a Collateral Event of Default exists.

         (c) The appointment and designation referred to in Section 9.7(b) of this Agreement shall, after any required filing, be full evidence of the right and authority to make the same and all of the facts therein recited, and this Agreement shall vest in such successor Trustee, without any further act, deed or conveyance, all of the estate and title of, and upon any required filing for record the successor Trustee shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any of such predecessors shall, nevertheless, on the written request of the Required Banks, the Required Secured Parties, any Grantor or any successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Trustee. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Trustee for more fully and certainly vesting in such successor Trustee the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Trustee, be so executed, acknowledged and delivered.

         (d) Any required filing for record of the instrument appointing a successor Trustee as hereinabove provided shall be at the expense of the Grantors. The resignation of any Trustee and the instrument or instrument removing any Trustee, together with all other instruments, deeds and conveyances provided for in this Agreement shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

         SECTION 9.8 Status of Successors to the Trustee. Every successor to the Trustee appointed pursuant to Section 9.7 of this Agreement and every corporation resulting from a merger or consolidation referred to in Section 9.9 of this Agreement shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any state thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous States, and shall also have capital, surplus and undivided profits of not less than $100,000,000.

         SECTION 9.9 Merger of the Trustee. Any corporation into which the Trustee shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

         SECTION 9.10 Additional Co-Trustees; Separate Trustees.

         (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Secured Parties, or the Required Secured Parties shall in writing so request, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Trustee and the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Trustee and the Grantors either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. Notwithstanding the foregoing sentence, the Trustee shall not be responsible for ascertaining whether or not it is at any time necessary or prudent to constitute another bank or trust company or any other Person(s) to act as co-trustee or a separate trustee. In the event the Grantors shall not have joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Trustee so to do, or in case a Notice of Actionable Default shall have been given and not withdrawn, the Trustee may act under the foregoing provisions of this Section 9.10 without the concurrence of the Grantors and each Grantor hereby irrevocably appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this Section
9.10 in either of such contingencies.

         (b) Every separate trustee and every co-trustee, other than any trustee which may be appointed as successor to NationsBank, N.A., as Trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

                           (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by NationsBank, N.A., as Trustee, or its successors as the Trustee hereunder,

                           (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

                           (iii) no power (a) given hereby to any co-trustee, co-trustees or separate trustees, or (b) which it is provided hereby to any co-trustee, co-trustees or separate trustees, may be exercised by any such co-trustee or co-trustees or separate trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained in the contrary notwithstanding;

                           (iv) no trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee or co-trustee hereunder, and

                           (v) the Grantors and the Trustee, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee, and in that case, by an instrument in writing executed by the Grantors and the

         Trustee jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten (10) days after the receipt of a written request from the Trustee so to do, or in case a Notice of Actionable Default shall have been given and not withdrawn, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantors, each of the Grantors hereby irrevocably appointing the Trustee, its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Grantors and the Trustee, or by the Trustee alone, as hereinabove provided in this
         Section 9.10.

                                   SECTION 10

                              RELEASE OF COLLATERAL

         SECTION 10.1 Conditions to Release.

         (a) Subject to this Section 10.1, all of the Collateral shall be released upon the earlier of the dates set forth in clauses (i) and (ii) below:

                           (i)      the date on which (A) all the Bank
         Obligations shall have been paid to, or in the case of any Bank Obligations which shall then not be due and payable, secured to the satisfaction of, the Bank Secured Parties and (B) accrued and unpaid Trustee's Fees shall have been paid in full; or

                           (ii) the date on which (A) the Borrower shall have received written instructions from all of the Bank Secured Parties instructing the Borrower to direct the Trustee to release the Collateral, and (B) accrued and unpaid Trustee's Fees shall have been paid in full.

         (b) On the dates referred to in Section 10.1(a)(i) and 10.1(a)(ii) above, the Collateral shall not be released unless and until no Grantor Default would exist after, or as a result of, the release of the Collateral. For purposes of this Section 10.1(b), the Trustee may conclusively presume that the release of the Collateral complies with the requirement of this Section 10.1(b) if the Trustee has received a written confirmation of the type described in
Section 10.2(a)(ii).

         SECTION 10.2 Procedure for Release. The procedure for release of the Collateral shall be as set forth in Section 10.2(a) of this Agreement.

         (a)      Discharge Notice.

                        (i) Upon the occurrence of the events specified in either Section 10.1(a)(i) or Section 10.1(a)(ii), the Borrower shall deliver a Discharge Notice to the Trustee (with a copy thereof given pursuant to Section 11.2 of this Agreement to each Secured Party). Upon receipt by the Trustee of a Discharge Notice certifying that events set forth in Section 10.1(a)(i) or Section 10.1(a)(ii) above have occurred, the Trustee shall forthwith request the Administrative Agent to confirm in writing that the events described in Section 10.1(a)(i)(A) or
         Section 10.1(a)(ii)(A) of this Agreement have occurred.

                           (ii) Upon receipt of the written confirmation from the Administrative Agent required by Section 10.2(a)(i), the Trustee shall, to the extent requested by the Borrower, take the actions set forth in Section 10.3 of this Agreement.

         (b) Until the Trustee receives the written confirmation from the Administrative Agent required by Section 10.2(a)(ii), the Collateral will not be released unless the Trustee shall have received a final order of a court of competent jurisdiction directing it to release the Collateral because the conditions to the release of the Collateral, specified in Section 10.1(a)(i) or Section, 10.1(a)(ii) of this Agreement, have been satisfied.

         SECTION 10.3 Effective Time of Release.

         (a) In the event that the provisions of Section 10.2(a) of this Agreement are applicable, the release of Collateral in connection with the events specified in Section 10.1(a)(i) or Section 10.1(a)(ii) of this Agreement shall be effective upon the receipt by the Trustee of the written confirmation from the Administrative Agent required by Section 10.2(a)(i) or upon the occurrence of the events set forth in Section 10.2(b) of this Agreement. The Trustee shall promptly notify the Grantors and the Secured Parties, in the manner specified in Section 11.2 of this Agreement, when the release of the Collateral is effective.

         (b) When the release of all of the Collateral is effective, all right, title and interest of the Trustee in, to and under the Trust Estate shall terminate and shall revert to the Grantors or their respective successors and assigns, and the estate right, title and interest of the Trustee therein shall thereupon cease, terminate and become void except with respect to those provisions of this Agreement that expressly survive. In such case, each Grantor at its sole cost and expense shall deliver to the Trustee one or more instruments of discharge, satisfaction and release in form reasonably satisfactory to the Trustee, and, upon the written request of a Grantor or its successors or assigns, and at the cost and expense of such Grantor or its successors or assigns, the Trustee shall execute a satisfaction of the Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Collateral Documents and the Liens and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Grantors, all property, including all moneys, instruments and securities of the Grantors, then held by the Trustee. The cancellation and satisfaction of the Collateral Documents shall be without prejudice to the rights of the Trustee or any successor Trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

         SECTION 10.4 Release of Certain Collateral. To the extent that (i) the Required Banks, at the request of the Borrower, direct the release of specified portions of the Collateral pursuant to Section 3.3 of this Agreement, (ii) the Administrative Agent, at the request of the Borrower, directs the Trustee in writing to release specified portions of the Collateral which a Grantor is permitted to sell pursuant to the Restated Credit Agreement (either pursuant to the terms of the Restated Credit Agreement or as a result of a consent by the Banks pursuant to the Restated Credit Agreement) or which constitutes the stock of an Inactive Subsidiary, or (iii) the security interest in any Collateral granted pursuant to any of the Collateral Documents is otherwise terminated or released in accordance with the terms thereof upon the sale, transfer or other disposition of any part of the Collateral as permitted by such Collateral Document, all right, title and interest of the Trustee in, to and under such Collateral and the security interest of the Trustee therein shall terminate and shall revert to such Grantor or its successors and assigns, and the estate, right, title and interest of the Trustee therein shall thereupon cease, terminate and become void. Any Grantor's request for any such release shall be accompanied by a written certification by such Grantor and the Borrower, in form reasonably satisfactory to the Trustee, that, as of the date of such release, no Actionable Default has occurred and is continuing and to the extent requested by the Required Banks or the Administrative Agent if they are being requested to authorize the release of Collateral pursuant to this Section 10.4 and Section 3.3, or by the Trustee, a Release Certificate. The Required Banks, the Administrative Agent and the Trustee shall be justified in not taking any action requested by the Borrower under this Section 10.4 in the absence of such certifications. Following such request, instructions or other termination or release, the Trustee shall, upon the written request of the Administrative Agent or its successors or assigns, and at the Grantors, sole cost and expense, execute such instruments and take such other actions as are necessary or desirable to terminate any such security interest and otherwise effectuate the release of the specified portions of the Collateral from the Lien of such security interest. Such termination and release shall be without prejudice to the rights of the Trustee or any successor trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

                                   SECTION 11

                                  MISCELLANEOUS

         SECTION 11.1 Amendments, Supplements and Waivers.

         (a) Subject to Sections 11.1(b) and 11.1(c), with the prior written consent of the Required Secured Parties, the Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provisions of any of the Collateral Documents or amending the definition of any capitalized term used herein or therein, as such capitalized term is used herein or therein, or changing in any manner the rights of the Trustee, the Secured Parties or the Grantor hereunder or thereunder; provided, however, that no such supplemental agreement shall:

                           (i)      amend, modify or waive any provision of this
         Section 11.1 without the written consent of each Bank Secured Party;

                       (ii) amend or modify the definition of "Required Banks" without the written consent of each Bank or the definition of "Required Secured Parties" without the written consent of each Secured Party;

                      (iii) amend, modify or waive any provision of this Section 11.1(a)(iii), Section 7.4 of this Agreement or the definition of the term "Secured Debt" without the written consent of any Secured Party whose rights would be adversely affected thereby; provided, that this clause (iii) shall not apply to any such amendment or modification which only adds additional obligations of the Grantors to the definition of Secured Debt; or

                       (iv) amend, modify or waive any provision (A) of Section
         2.3 requiring the Additional Collateral Documents and the Supporting Documents to be in form and substance satisfactory to the Trustee or
         (B) of any Collateral Document so as to adversely affect any of the Trustee's rights, immunities or indemnities hereunder or thereunder or enlarge its duties hereunder or thereunder, without the prior written consent of the Trustee.

Any such supplemental agreement shall be binding upon the Grantors, the Secured Parties and the Trustee and their respective successors and assigns. The Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate signed by an Authorized Officer of the Borrower to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Restated Credit Agreement. Prior to executing any amendment or waiver pursuant to the terms of this Section 11.1(a), the Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder.

         (b) Without the consent of the Required Banks or any Secured Party, the Grantors and the Trustee, at any time and from time to time, may enter into additional Collateral Documents or one or more agreements supplemental hereto or to any other Collateral Document, in form satisfactory to the Trustee:

                           (i) to add to the covenants of the Grantors for the benefit of the Secured Parties;

                           (ii) to mortgage, pledge or grant a security interest in favor of the Trustee, for itself hereunder and for the ratable benefit of the Secured Parties, as additional security for the Secured Debt pursuant to any Collateral Document; or

                           (iii) to cure any ambiguity, or to correct or supplement any provision herein or in any other Collateral Document which may be defective or inconsistent with any other provision herein or therein; provided, however, that any such action contemplated in this clause (iii) shall not adversely affect the interests of the Secured Parties in any manner whatsoever.

         (c) Without the consent of the Required Banks or any Secured Party, the Grantors and the Trustee may, at any time and from time to time add the Additional Grantors or other Persons as Grantors to this Agreement or any of the other Collateral Documents, and such additional provisions hereto and thereto as may be necessary or appropriate to effect the grant by such Additional Grantors and Persons of Liens on any assets of such Additional Grantors or Persons as additional security for the Secured Debt.

         (d) All such amendments, supplemental agreements, modifications and waivers shall be in writing and executed by the parties required to consent thereto. Any such amendment, supplemental agreement, modification or waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

         (e) Notwithstanding anything in this Agreement to the contrary, no provisions of this Agreement and no other Collateral Documents may be modified, amended, supplemented or waived if such modification, amendment, supplement or waiver shall result in the release of any Collateral, except in accordance with
Section 3.3 and Section 10 of this Agreement as in effect of the date hereof.

         SECTION 11.2 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communication), shall be sent by mail, telex, telecopier or hand delivery and, except as otherwise provided in this Agreement, the cost thereof shall be for the sole account of the Grantors and shall be added to the Secured Debt:

                    (a)      if to any Grantor, c/o the Borrower, at:

                             WestPoint Stevens Inc.
                             507 West Tenth Street
                             West Point, Georgia 31833
                             Attention: Morgan M. Schuessler
                                           Executive Vice President - Finance
                                           and Chief Financial Officer

                             with copy to:

                             Law Department
                             West Point Stevens Inc.
                             507 West 10th Street
                             Post Office Box 71
                             West Point, Georgia  31833

                    (b)      if to the Trustee, at:

                             NationsBank, N.A.
                             NationsBank Corporate Center
                             100 North Tryon Street
                             NC 1007-08-11
                             Charlotte, North Carolina 28255
                             Attention: J. Timothy Martin

                    (c)      if to any Bank Secured Party,
                             c/o the Administrative Agent at:

                             NationsBank, N.A.
                             NationsBank Corporate Center
                             100 North Tryon Street
                             NC 1007-08-11
                             Charlotte, North Carolina 28255
                             Attention: J. Timothy Martin

                    (d) if to any holder of the Stevens Debentures or the Stevens Indenture Trustee at:

                             IBJ Schroder Bank & Trust Company
                             One State Street
                             Corporate Trust Administration
                             11th Floor
                             New York, New York 10004
                             Attention: Corporate Trust Administration

All such notices, requests, demands and communications, shall, to be effective hereunder, be in writing or by a telecommunications device capable of creating a written record and shall be deemed to have been given or made when delivered by hand or five (5) days after its deposit in the mail, first class or air postage prepaid (except that any notice to the Grantors by mail that an Actionable Default has occurred or given by the Borrower pursuant to Section 10.2 shall be sent by registered or certified mail) or in the case of notice by such a telecommunication device, when properly transmitted; provided, however, that any notice, request, demand or other communication to the Trustee shall not be effective until received.

         SECTION 11.3 Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         SECTION 11.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.5 Dealings with the Borrower.

         (a) Upon any application or demand by any Grantor to the Trustee to take or permit any action under any of the provisions of any Collateral Document, such Grantor shall furnish to the Trustee a certificate signed by an Authorized Officer of the Borrower and such Grantor and, if requested by the Trustee, an opinion of counsel to the Grantor stating that all conditions precedent, if any, provided for in any Collateral Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of any Collateral Document, relating to such particular application or demand no additional certificate or opinion need be furnished.

         (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of Authorized Officers of the Borrower and any Grantor delivered to the Trustee.

         SECTION 11.6 Claims Against the Trustee. Any claims or causes of action which the Secured Parties or the Grantors shall have against the Trustee shall survive the termination of this Agreement and the release of the Collateral hereunder.

         SECTION 11.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Secured Parties and their respective successors and assigns, and nothing herein or in any other Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of any Collateral Document, the Collateral or the Trust Estate.

         SECTION 11.8 Conflict with other Agreements. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the other Collateral Documents the provisions of this Agreement shall control.

         SECTION 11.9 Governing Law. THE PROVISIONS OF THIS AGREEMENT CREATING A TRUST FOR THE BENEFIT OF THE SECURED PARTIES AND SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE TRUSTEE HEREUNDER AND ALL OTHER PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK, EXCEPT WITH RESPECT TO THE PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS, WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

         SECTION 11.10 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 11.11 Consent to Jurisdiction; Waiver of Jury Trial. Each Grantor hereby irrevocably submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Collateral Document, and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or New York State court and each Grantor irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. As a method of service, each Grantor also irrevocably consents to the service of any and all process in any such actions or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such Grantor, at its address specified in Section 11.2 or by certified mail direct to such address, such service to be effective upon such delivery or 5 days after such mailing. EACH GRANTOR AND THE TRUSTEE HEREBY WAIVES ALL RIGHT TO A JURY TRIAL IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                            [signature pages follow]

         IN WITNESS OF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   WESTPOINT STEVENS INC.
                                   WESTPOINT STEVENS STORES, INC.
                                   J.P. STEVENS & CO., INC.
                                   WEST POINT-PEPPERELL ENTERPRISES,
                                         INC.
                                   J.P. STEVENS ENTERPRISES, INC.


                                   By: /s/ Morgan M. Schuessler
                                       -----------------------------------------

                                   Morgan M. Schuessler, Executive Vice
                                   President - Finance and Chief Financial
                                   Officer of WestPoint Stevens Inc.; Vice
                                   President and Treasurer of WestPoint Stevens
                                   Stores, Inc. and J.P. Stevens & Co., Inc., and Treasurer of West Point-Pepperell Enterprises, Inc. and J.P. Stevens Enterprises, Inc.


                                   ALAMAC HOLDINGS INC.


                                   By: /s/ Edward J. Jones
                                       -----------------------------------------

                                   Title: Vice President & Assistant Treasurer


                                   ALAMAC SUB HOLDINGS INC.

                                   By: /s/ Edward J. Jones
                                       -----------------------------------------

                                   Title: Vice President & Assistant Treasurer


                             [signatures continued]

                                   NATIONSBANK N. A., in its capacity as Trustee

                                   By: /s/ David H. Dinkins
                                       -----------------------------------------

                                   Its: Vice President



                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                       solely in its capacity as Stevens
                                       Indenture Trustee and on behalf of the
                                       holders of the Stevens Debentures

                                   By: /s/ Luis Perez
                                       -----------------------------------------

                                   Title: Assistant Vice President


                                   NATIONSBANK, N.A., in its capacity as a Bank

                                   By: /s/ David H. Dinkins
                                       -----------------------------------------

                                   Title: Vice President



                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By: /s/ Judith Cornwell
                                       -----------------------------------------

                                   Title: Vice President



                                   THE BANK OF NEW YORK

                                   By: /s/ Ronald R. Reedy
                                       -----------------------------------------

                                   Title: Vice President

                             [signatures continued]

                         SCOTIABANC INC.

                         By: /s/ William E. Zarrett
                             ---------------------------------------------------

                         Title: Senior Relationship Manager


                         WACHOVIA BANK, N.A.

                         By: /s/ Douglas W. Strickland
                             ---------------------------------------------------

                         Title: Vice President


                         SOCIETE GENERALE

                         By: /s/ Ralph Saheb
                             ---------------------------------------------------

                         Title: Vice President Southwest Operations Manager


                         ABN AMRO BANK, N.V., Atlanta Agency

                         By: /s/ C. Mark Clegg, Jr.       /s/ Linda K. David
                             ---------------------------------------------------

                         Title: Vice President              Vice President


                         SUNTRUST BANK, ATLANTA

                         By: /s/ Laura Kahn              /s/ Bradley J. Staples
                             ---------------------------------------------------

                         Title: Senior Vice President       Vice President


                         FIRST UNION NATIONAL BANK

                         By: /s/ Roger Pelz
                             ---------------------------------------------------

                         Title: Senior Vice President


                             [signatures continued]

                            FLEET BANK, N.A.

                            By: /s/ Steven R. Navarro
                                ------------------------------------------------

                            Title:  Senior Vice President


                            AMSOUTH BANK

                            By: /s/ Alan Lott
                                ------------------------------------------------

                            Title: Vice President


                            COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEENBANK, B.A.
                            "Rabobank Nederland" New York Branch


                            By: /s/ Barbara A. Hyland
                                ------------------------------------------------

                            Title:  Senior Vice President


                            By: /s/ Dana W. Hemenway
                                ------------------------------------------------

                            Title: Vice President